EXCHANGE AGREEMENT
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THIS Exchange Agreement is made this 10th day of September, 1996 by and between:

U.S. MEDICAL SERVICES, INC.
A Nevada Corporation
1350 East Flamingo, Ste. 342
Las Vegas, Nev.
                                        (hereinafter "USMS")

and

FORTUNE 21, INC.                        (Hereinafter "FORTUNE 21")
1200 w. State Road 434
Ste. 112
Longwood, Fla.  32750


         WHEREAS, USMS desires to enter the financial and business education and services business, by exchanging (the "EXCHANGE") new common shares in USMS, in exchange for all the issued shares in FORTUNE 21, INC. In accordance with the terms and conditions of this Agreement.
         AND WHEREAS, FORTUNE 21 is involved in the financial and business education and services business, and the shareholders in FORTUNE 21, INC. desire to invest in USMS and desire the said EXCHANGE in accordance with the terms and conditions of this Agreement.
         AND WHEREAS, USMS and FORTUNE 21, INC., desire to facilitate the EXCHANGE provided for herein.





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         NOW THEREFORE,  in consideration of the mutual promises,  covenants and agreements of the parties contained herein, the parties, intending to be legally bound hereby, agree as follows:
         1.       EXCHANGE  OF  SHARES.  USMS shall  deliver  to the  FORTUNE 21
                  shareholders,   six  million   twenty  five  thousand   shares
                  (6,025,000) common shares of USMS ("USMS SHARES") in EXCHANGE for six million twenty five thousand shares (6,025,000) common shares of FORTUNE 21, INC. ("FORTUNE 21 SHARES") as at closing date as outlined in Section 2. This exchange shall be a tax free exchange pursuant to Section 368 of the Internal Revenue Code.
         2. CLOSING DATE. This transaction shall be closed pursuant to the terms and conditions herein on the date of execution of this Agreement at Orlando, Florida. The date of execution of this transaction is herein called the "Closing Date". The actions outlined in Section 3, which are to take place within ten (10) days of the closing date are as follows.
         3. CLOSING. At closing, the parties shall take the following actions:

                  3.1 Transfer of Shares. Upon receipt of FORTUNE 21 SHARES by USMS, USMS will effect the delivery to the FORTUNE 21 shareholders the USMS SHARES, as outlined herein in Section 3.2, along with an updated shareholder list which is certified by the transfer agent to be true and correct.
                  3.2 Transfer Agent Instructions. USMS will instruct its Transfer Agent to issue the said USMS share certificates, with restrictive legend, in exchange for the FORTUNE 21 SHARES received in the name of each individual FORTUNE 21 shareholder or their assigns or nominees pursuant to this Agreement.



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                  3.3      Delivery  of  Books.  USMS  will  deliver  all of the
                           original  corporate  books and records of USMS to the
                           corporate offices of FORTUNE 21 immediately following
                           the closing of this  Agreement  and the filing of the
                           15c2-11  with the  NASD.  USMS  shall  assist  in the
                           preparation and filing of the 15c2-11.
                  3.4      Delivery  of Legal  Opinion.  USMS  will  deliver  an
                           opinion  of  its  legal  counsel  certifying  to  the
                           accuracy of the  affirmations set forth herein and an
                           opinion  as  to  the  free   trade   ability  of  all
                           outstanding stock held by the current shareholders of
                           USMS.
         4. SECURITIES ACT OF 1933. USMS covenants and agrees to the FORTUNE 21 shareholders, who understand that the SHARES
                  acquired   pursuant  to  this   Agreement  do  require  to  be
                  restricted under Section 144 of the Securities Act of 1933 and may not be sold or otherwise transferred unless in compliance with the provisions thereof.
         5. CONDITIONS OF BOTH PARTIES OBLIGATIONS TO CLOSE. For the purposes of paragraph 5 through 13 only of this Agreement: (i) the following shall be the conditions of USMS and FORTUNE 21
                  ("BOTH   PARTIES")   obligations  to  close   hereunder:
                  5.1      Representations   and  Warranties  of  Both  Parties.
                           Representations and Warranties made by BOTH PARTIES to this Agreement shall be true and correct as of the Closing Date.
                  5.2      No Default - Covenants and  Agreements.  BOTH PARTIES
                           shall not be in material default with respect to any obligation under this Agreement and both shall have performed or complied with all covenants, agreements, and conditions to be performed or complied with prior to, or at, the Closing.


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         6.       REPRESENTATIONS  AND WARRANTIES OF USMS.  USMS  represents and warrants to AUTOMOTIVE  ONE that the  statements  contained in
                  Section 6.1 through 6.6 are true and correct on the date of this Agreement.
                  6.1      Corporate  Standing.   USMS  is  a  corporation  duly
                           organized, validly existing, and in good standing under the laws of Nevada, and it has full power and authority to enter into this Agreement and to carry
                           out  the  transactions   contemplated   hereby.   The
                           execution and delivery of this Agreement by USMS does
                           not,  and  the   consummation  of  the   transactions
                           contemplated hereby will not violate or result in a breach of any provisions of USMS's Charter of Bylaws.
                  6.2 Capital Stock. The authorized capital stock of USMS consists of twenty five million (25,000,000) shares of Common Stock without par value of which amount one million nine hundred three thousand two hundred and three (1,903,203) shares of Common Stock have been validly issued and are outstanding, fully paid and nonassessable as of the date of this Agreement. The outstanding shares are held by more than four hundred
                           (400) shareholders and are freely tradeable under the governing security laws.
                  6.3 Authority. USMS has full power and authority to enter into this Agreement and has taken all action or will use its best efforts to take all action, corporate and otherwise, necessary to authorize the execution, delivery and performance of this Agreement, the completion of the transactions contemplated hereby.




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                  6.4      Lawsuits  and  Proceedings.  There  are  no  material
                           actions at law or in equity, governmental proceedings or investigations pending or to the knowledge of USMS, and USMS is not in material default with respect to any decree, injunction or the order of any court or government authority.
                  6.5 Taxes. USMS knows of no outstanding claims against USMS for taxes which constitute a lien on the shares being sold hereunder. USMS has filed all required Federal and State tax returns, and has paid any taxes due thereon.
                  6.6 Adverse Circumstances. Except as disclosed herein, to the best knowledge of USMS, there are no facts,
                           developments    or    circumstances,    existing   or
                           threatened,  of a special or unusual  nature that may
                           be  materially  adverse  to  the  assets,   business,
                           financial condition or future prospects of USMS.
                  6.7 Publicly Held Company. USMS represents that it is a publicly held company and has filed any documents necessary to maintain such status with the regulatory authorities.
         7.       REPRESENTATIONS AND WARRANTIES OF FORTUNE 21
                  FORTUNE 21 represents and warrants to USMS that the statements contained in Sections 7.1 through 7.6 are true and correct on the date of this Agreement.
                  7.1 Corporate Standing. FORTUNE 21 is a corporation duly organized, validly existing, and in good standing under the laws of Florida, and it has full power and authority to enter into this Agreement and to carry
                           out  the  transactions   contemplated   hereby.   The
                           execution and delivery of this Agreement by FORTUNE 21 does not, and the consummation of the transactions


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                           contemplated  hereby will not, violate or result in a
                           breach of any provisions of FORTUNE 21's Charter or Bylaws.
                  7.2      Capital  Stock.  The  authorized   capital  stock  of
                           FORTUNE 21 of twenty five million (25,000,000) shares of Common Stock without par value of which six million twenty five thousand (6,025,000) shares of
                           Common  Stock  have  been  validly   issued  and  are
                           outstanding, fully paid and nonassessable as of the date of this Agreement.
                  7.3 Authority. FORTUNE 21 has full power and authority to enter into this Agreement and has taken all action or will use its best efforts to take all action, corporate and otherwise, necessary to authorize the
                           execution,   delivery   and   performance   of   this
                           Agreement,   the   completion  of  the   transactions
                           contemplated hereby.
                  7.4 Lawsuits and Proceedings. Except as disclosed herein there are no material actions at law or in equity, government proceedings or investigations pending or to the knowledge of FORTUNE 21 threatened against FORTUNE 21 or against or with respect to the business or assets of FORTUNE 21, and FORTUNE 21 is not in
                           material   default   with   respect  to  any  decree,
                           injunction or the order of any court or government authority.
                  7.5 Taxes. FORTUNE 21 knows of no outstanding claims against FORTUNE 21 for taxes which constitute a lien on the shares being sold hereunder.
                  7.6 Adverse Circumstances. Except as disclosed herein, to the best knowledge of FORTUNE 21, there are no facts,



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                           developments    or    circumstances,    existing   or
                           threatened,  of a special or unusual  nature that may
                           be  materially  adverse  to  the  assets,   business,
                           financial  condition  or future  prospects of FORTUNE
                           21.
         8.       INDEMNIFICATION.   USMS  and  FORTUNE  21  mutually  agree  to
                  indemnify and to hld the other harmless from and against all material damages, losses, costs, liabilities, expenses and deficiencies, including, without limitation, additional taxes, and reasonable interest, attorney, accountant and expert witness fees and expenses (collectively "Material Damages") that result from or arise out of any misrepresentation, breach of warranty, or nonfulfillment of any agreement, covenant or obligation of the other under this Agreement. Each party agrees to give the other prompt written notice of any event or assertion of which it has knowledge concerning any Material Damages to which it may request indemnification hereunder. Each party will cooperate with the other in determining the validity of any such claim or assertion. The indemnifying party hereunder shall have the right to defend with counsel reasonably satisfactory to the indemnified party any claims Material Damages for which the indemnified party has requested
                  indemnification   hereunder,   and  after   notice   from  the
                  indemnifying party regarding its assumption of the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the reasonable costs of investigation. Each party agrees not to settle or compromise any claims for Material Damages without the prior written consent of the other. The obligation of each party to indemnify the other under this section, shall terminate on the anniversary of the Closing Date, except as to matters to which such party had made a claim for indemnification or given written notice of a possible claim for indemnification on or prior to such date.


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         9.       BROKERAGE FEES. No broker,  finder or intermediary is entitled to receive any brokerage or similar type of commission, fee, or payment arising out of this transaction.
         10. TERMINATION OF AGREEMENT. This Agreement and the transactions contemplated hereby may be terminated by either party to this Agreement without liability of any kind to the other party hereto by written instrument, signed by either party and delivered at any time on or prior to the Closing Date, giving notice of termination, if:
                  (a)      There  has  been  a  material   misrepresentation  or
                           material breach of warranty on the part of either party in the representations and warranties set forth herein, or either party shall have failed to perform
                           or  comply  with,  in  any  material   respect,   any
                           covenant, agreement or condition to be performed or complied with prior to, or at the closing.
                  (b) In the reasonable judgment of either party the transactions contemplated by this Agreement have become inadvisable or impracticable by reasons of:
                           (i) the announcement or the institution by federal, state or local authorities of any investigation of or litigation or proceedings against either party which may have a material and adverse effect on either party, or the transactions contemplated hereby; or
                           (ii)  the   commencement   since  the  date  of  this
                           Agreement by any other person, corporation or entity of litigation or proceedings against or in regard to either party, which may have a material and adverse effect upon the authority or ability of either party, which may have a material and adverse effect upon the



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                           authority  or ability of either  party to  consummate
                           the transactions contemplated hereby.
         11. AFFECT AFTER TERMINATION. In the event that this Agreement shall be terminated in accordance with the provisions of this Agreement, then all further obligations of each party to the other under this Agreement shall terminate without further liability.

         12. EXPENSES. All legal, accounting and other costs and fees incurred by BOTH PARTIES, in connection with the transactions contemplated by this Agreement shall be borne and paid for by the party incurring the same.
         13.      MISCELLANEOUS PROVISIONS.
                  13.1 Survival of Representations, Warranties and Covenants. The respective representations, warranties, covenants and agreements made in this Agreement by BOTH PARTIES shall survive Closing for a period of one (1) year.
                  13.2 Assignment. This Agreement and all rights and obligations hereunder may be assigned by BOTH PARTIES, in whole or in part, without prior knowledge and/or written consent of the other party.
                  13.3 Notices. Any notice, request, instruction or other document or communication required or permitted to be delivered in person or by deposit in the mail, postage prepaid, for mailing by certified or registered mail, will be made as follows:

U.S. Medical Services, Inc.
1350 East Flamingo, Ste. 342
Las Vegas, Nev.  89119

If to the FORTUNE 21 shareholders, delivered and mailed to:


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FORTUNE 21, INC.
1200 W. S.R. 434, Ste. 112
Longwood, Fla.  32750

                  13.4 Section Headings. Section headings are for the convenience only and shall not limit or otherwise affect any provisions of this Agreement.
                  13.5 Entire Agreement. This Agreement and any Exhibits hereto, constitute the entire agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings related to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.
                  13.6 Waivers - Amendments. Any of the terms or conditions of this Agreement may be waived, but only in writing by the party which is entitled to the benefit thereof, and this Agreement may be amended or modified, in whole or in part, only by agreement in writing, executed by all parties to this Agreement.
                  13.7 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of Florida, without regard to conflict of law.
                  13.8 Counterparts. This Agreement may be executed in two or more counter parts, each of which shall be deemed original as well as by facsimile, but all of which together shall constitute one and the same instrument.


         This Agreement is hereby executed on the date first mentioned above in Orlando, FL.

U.S. MEDICAL SERVICES, INC.                                   FORTUNE 21, INC.
/s/ Ian Knott                                                 /s/ James S. Byrd
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By: IAN KNOTT                                                 By: JAMES S. BYRD
Its: PRESIDENT                                                Its: PRESIDENT